Earnings Release Presentation Q1 2023 Wintrust Financial Corporation

2 This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as “intend,” “plan,” “project,” “expect,” “anticipate,” “believe,” “estimate,” “contemplate,” “possible,” “will,” “may,” “should,” “would” and “could.” Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, and which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company’s 2022 Annual Report on Form 10-K and in any of the Company’s subsequent SEC filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company’s future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time,the Company’s business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices, and management’s long-term performance goals, as well as statements relating to the anticipated effects on the Company's financial condition and results of operations from expected developments or events. Actual results could differ materially from those addressed in the forward- looking statements as a result of numerous factors, including the following: • economic conditions and events that affect the economy, housing prices, the job market and other factors that may adversely affect the Company’s liquidity and the performance of its loan portfolios, including an actual or threatened U.S. government debt default or rating downgrade, particularly in the markets in which it operates; • negative effects suffered by us or our customers resulting from changes in U.S. trade policies; • the extent of defaults and losses on the Company’s loan portfolio, which may require further increases in its allowance for credit losses; • estimates of fair value of certain of the Company’s assets and liabilities, which could change in value significantly from period to period; • the financial success and economic viability of the borrowers of our commercial loans; • commercial real estate market conditions in the Chicago metropolitan area and southern Wisconsin; • the extent of commercial and consumer delinquencies and declines in real estate values, which may require further increases in the Company’s allowance for credit losses; • inaccurate assumptions in our analytical and forecasting models used to manage our loan portfolio; • changes in the level and volatility of interest rates, the capital markets and other market indices that may affect, among other things, the Company’s liquidity and the value of its assets and liabilities; • the interest rate environment, including a prolonged period of low interest rates or rising interest rates, either broadly or for some types of instruments, which may affect the Company’s net interest income and net interest margin, and which could materially adversely affect the Company’s profitability; • competitive pressures in the financial services business which may affect the pricing of the Company’s loan and deposit products as well as its services (including wealth management services), which may result in loss of market share and reduced income from deposits, loans, advisory fees and income from other products; • failure to identify and complete favorable acquisitions in the future or unexpected difficulties or developments related to the integration of the Company’s recent or future acquisitions; • unexpected difficulties and losses related to FDIC-assisted acquisitions; • harm to the Company’s reputation; • any negative perception of the Company’s financial strength; • ability of the Company to raise additional capital on acceptable terms when needed; • disruption in capital markets, which may lower fair values for the Company’s investment portfolio; • ability of the Company to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations and to manage risks associated therewith; • failure or breaches of our security systems or infrastructure, or those of third parties; • security breaches, including denial of service attacks, hacking, social engineering attacks, malware intrusion and similar events or data corruption attempts and identity theft; • adverse effects on our information technology systems resulting from failures, human error or cyberattacks (including ransomware); Forward-Looking Statements PENDING

3 • adverse effects of failures by our vendors to provide agreed upon services in the manner and at the cost agreed, particularly our information technology vendors; • increased costs as a result of protecting our customers from the impact of stolen debit card information; • accuracy and completeness of information the Company receives about customers and counterparties to make credit decisions; • ability of the Company to attract and retain senior management experienced in the banking and financial services industries, and ability of the Company to effectively manage the planned transition of the chief executive officer role; • environmental liability risk associated with lending activities; • the impact of any claims or legal actions to which the Company is subject, including any effect on our reputation; • losses incurred in connection with repurchases and indemnification payments related to mortgages and increases in reserves associated therewith; • the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank; • the soundness of other financial institutions; • the expenses and delayed returns inherent in opening new branches and de novo banks; • liabilities, potential customer loss or reputational harm related to closings of existing branches; • examinations and challenges by tax authorities, and any unanticipated impact of the Tax Act; • changes in accounting standards, rules and interpretations, and the impact on the Company’s financial statements; • the ability of the Company to receive dividends from its subsidiaries; • the ability of the Company to successfully discontinue use of LIBOR and transition to an alternative benchmark rate for current and future transactions; • a decrease in the Company’s capital ratios, including as a result of declines in the value of its loan portfolios, or otherwise; • legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies; • changes in laws, regulations, rules, standards and contractual obligations regarding data privacy and cybersecurity; • a lowering of our credit rating; • changes in U.S. monetary policy and changes to the Federal Reserve’s balance sheet, including changes in response to persistent inflation or otherwise; • regulatory restrictions upon our ability to market our products to consumers and limitations on our ability to profitably operate our mortgage business; • increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the regulatory environment; • the impact of heightened capital requirements; • increases in the Company’s FDIC insurance premiums, or the collection of special assessments by the FDIC; • delinquencies or fraud with respect to the Company’s premium finance business; • credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company’s premium finance loans; • the Company’s ability to comply with covenants under its credit facility; • fluctuations in the stock market, which may have an adverse impact on the Company’s wealth management business and brokerage operation; • widespread outages of operational, communication, or other systems, whether internal or provided by third parties, natural or other disasters (including acts of terrorism, armed hostilities and pandemics), and the effects of climate change could have an adverse effect on the Company’s financial condition and results of operations, lead to material disruption of the Company’s operations or the ability or willingness of clients to access the Company’s products and services; and • the severity, magnitude and duration of the COVID-19 pandemic, including the continued emergence of variant strains, and the direct and indirect impact of such pandemic, as well as responses to the pandemic by the government, businesses and consumers, on the economy, our financial results, operations and personnel, commercial activity and demand across our business and our customers’ businesses. Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward- looking statement made by the Company. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events after the date of the press release and this presentation. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases and presentations. Forward-Looking Statements PENDING

4 "Wintrust successfully navigated the first quarter with limited disruption thanks to our strong deposit franchise and balanced business model. Total deposits remained stable in the first quarter as the diversity of our deposit base showed its resilience in a volatile market. Credit metrics remained very strong with non-performing assets unchanged from the prior quarter, remaining at historic lows. Finally, the Company’s net interest margin increased during the quarter contributing to record quarterly net income." Q1 2023 Summary Edward J. Wehmer Founder and Chief Executive Officer

5 Pre-Tax, Pre-Provision1 Diversified Balance Sheet Future Outlook • Wintrust continues to monitor the interest rate environment to reduce the asset sensitivity of its balance sheet given the recent increase in rates. • Pressure on net interest margin is expected in upcoming quarter. • Growing low cost deposits in our market area remains a significant focus of the Company, which we believe will be the key to mitigating net interest margin compression. Strong Balance Sheet Total Loans +$2.2B / 9.7% Mid to High Single Digit Growth Average Loan to Deposit Ratio 93.7% 85% - 90% Total Deposits +$2.9B / 12.6% High Single Digit Growth Income Net Income +$85.5MM 10% - 15% Growth NIM Net Interest Margin +17 bps 3.60% - 3.70% NII Non-Interest Income +$36.6MM PENDING NIE Non-Interest Expense +$94.3MM 1.50% - 1.60% Net Overhead Ratio Credit & Capital Net Charge-Off Ratio +2 bps Diligently Monitoring to Maintain Pristine Credit Quality Total Risk-Based Capital Ratio -39 bps May Consider Capital Increase Pending Acquisition Pipeline Q1 2023 Highlights (Comparative to Q4 2022) Third consecutive record earnings quarter supported by balanced business model Total DepositsTotal Assets Total Loans Net Income $52.9 billion $39.6 billion +$0.4 billion $42.7 billion -$0.2 billion $180.2 million +$35.4 million Exceptional Credit Quality Awards/Non- Recurring Items • Net interest income increased to $458.0 million driven by net interest margin improvement, partially offset by the impact of two fewer days in Q1 2023 • Net interest margin increased by 10 basis points as the upward repricing of earning assets outpaced increases in total funding cost • Low and stable NPLs at $100.7 million or 0.25% of total loans • Increased allowance coverage as reserves on core loans are 1.46% of total core loans • Continued low levels of net-charge offs of $5.5 million or 6 basis points of average total loans on an annualized basis • Ranked Top Workplace in Chicago 2021 • Swap Sale expected in 2022 Update Format second box Efficiency RatioReturn on Assets ROE / ROTCE 1.40% +30 bps 15.67% +295 bps (GAAP) 53.01% -222 bps $266.6 million +$23.8 million • Total Deposits remain stable, down $184 million or 0.4% • Loan growth of $369 million driven primarily by Commercial Real Estate and Residential Real Estate 1 Pre-tax income, excluding provision for credit losses (non-GAAP) – See non-GAAP reconciliation in the Appendix Diluted EPS $2.80 +$0.57 Current EPS Prior EPS $ 2.80 2.23 $ 0.57 PPNI Prior PPNI $ 266.6 242.8 $23.78 23800000 266,595 242,819 3 Bps: Basis Points 4 See Non-GAAP reconciliation in the Appendix 5 NPLs: Non-Performing Loans Commitment to Increasing Shareholder Value Net Overhead Ratio 1.49% -14 bps (non-GAAP) 52.78% -224 bps Efficiency GAAP Prior Q 53.01% 58.59% $ (558.00) Efficiency Non GAAP Prior Q PENDING Efficiency Ratio (GAAP) Q1-23 Efficiency Ratio (GAAP) Q4-22 Efficiency Ratio (Non- GAAP) Q1-23 Efficiency Ratio (Non- GAAP) Q4-22 53.01% 55.23% 52.78% 55.02% % Change File does not have calc for GAAP numbers (224) Check -222 -224 Link was removed ----> will need to relink (GAAP) 15.67% +295 bps (non-GAAP) 18.55% +334 bps

6 • Net losses on investment securities totaled $1.4 million in the first quarter of 2023 related to changes in the value of equity securities as compared to net losses of $6.7 million in the fourth quarter of 2022. • SAME CHANGE AS Q1 PG "INCREASED SHAREHOLDER VALUE" CHANGE • Net interest income increased to $458.0 million driven by expansion of net interest margin partially offset by two fewer days. Net interest margin increased 10 basis points largely due to continued upward repricing of earning asset yields that outpaced increases in total funding cost • Reported third consecutive record pre-tax, pre- provision quarterly income (non-GAAP) of $266.6 million Earnings Summary Differentiated, highly diversified and sustainable business model Record Net Income Key Observations Condensed Income Statement Current Q Difference vs.Current Q $127.4 $94.5 $143.0 $144.8 $180.2 1.04% 0.77% 1.12% 1.10% 1.40% Net Income ROA Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $2.07 $1.49 $2.21 $2.23 $2.80 Diluted EPS Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $177.8 $152.1 $206.5 $242.8 $266.6 $134.4 $151.6 $208.9 $243.5 $269.6 Pre-Tax Income, excluding Provision for Credit Losses (non-GAAP) Pre-Tax, Pre-Provision Income, Adjusted for Changes in Fair Value of MSRs and Early Buy-out Loans Guaranteed by U.S. government agencies (non-GAAP) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 1 EBO: Early Buy-out Loans Guaranteed by U.S. government agencies 2 See Non-GAAP reconciliation in the Appendix Thousands ($) Q4 2021 Q3 2021 Q4 2020 Net Interest Income $295,976 $8,480 $36,579 Non-Interest Income $133,767 $(2,707) $(24,594) Net Revenue $429,743 $5,773 $11,985 Non-Interest Expense $283,399 $1,255 $1,532 Pre-Provision Net Revenue $146,344 $4,518 $10,453 Provision For Credit Losses $9,299 $17,215 $8,119 Income Before Taxes $137,045 $(12,697) $2,334 Income Tax Expense $38,288 $(2,317) $4,781 Net Income $98,757 $(10,380) $(2,447) Preferred Stock Dividends $6,991 $— $— Net Income Available to Common Shares $91,766 $(10,380) $(2,447) Diluted EPS $1.58 $(0.19) $(0.05) ROA 0.80% -12 bps -12 bps ROE 9.05% -126 bps -125 bps 2 ### ($ in Millions) ($ in Millions) Consecutive Record Quarterly PTPP as Net Interest Margin Expansion Drives Net Interest Income Growth $299.29 $337.80 $401.45 $456.82 $458.00 $162.79 $102.94 $101.48 $93.84 107,769 $284.30 $288.67 $296.47 $307.84 299,169 Net Interest Income Non-Interest Income Non- Interest Expense Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $— $200.00 $400.00 $600.00 Q1 '23 Financial Highlights1Driving Shareholder Value Through EPS Expansion • Net losses on investment securities totaled $1.4 million in the first quarter of 2023 related to changes in the value of equity securities as compared to net losses of $6.7 million in the fourth quarter of 2022. • Recorded a net benefit of $445,000 related to essentially offsetting changes in the value of two mortgage assets in the second quarter of 2022. This consisted of a $0.0 million increase in the value of mortgage servicing rights (“MSR”) related to changes in fair value model assumptions and a negative $8.7 million valuation related adjustment on the Company’s portfolio of early buy-out exercised loans guaranteed by U.S. government agencies which are held at fair value. The change in value recorded in the first quarter of 2022 related to these two mortgage assets was a $2.2 million increase in value. • Recorded $2.5 million of losses in other non-interest income related to sale of a property no longer considered for future expansion and the anticipated sale of a former data processing facility. • Net interest income increased by $63.6 million largely due to strong loan growth and improved net interest margin . Net interest margin increased 42 basis points driven by rising earning asset yields significantly outpacing increased deposit costs. • We believe, subject to a material change in the consensus projection of interest rates as of this release date, that our net interest margin will continue to expand in the third and fourth quarters of 2022 and could approach 3.50% by the end of 2022. • Completed a common stock offering of 3,450,000 shares generating net proceeds of $285.7 million. 1 See non-GAAP reconciliation in Appendix 1 Pre-tax income, excluding provision for credit losses (non-GAAP) – See non-GAAP reconciliation in the Appendix

7 32% 26% 14% 21% 6% 1% Commercial Commercial Real Estate Premium Finance Receivables - Commercial Insurance Premium Finance Receivables - Life Insurance Residential Real Estate All Other Loans 32% 0% 26% 1% 6% 15% 21% Commercial excl. PPP Commercial PPP Commercial Real Estate Home Equity Residential Real Estate Premium Finance Receivables - Commercial Premium Finance Receivables - Life Insurance • Before the impact of scheduled payments and prepayments, gross commercial and commercial real estate loan pipelines were estimated to be approximately $1.5 billion to $1.7 billion at March 31, 2023, as compared to $1.2 billion to $1.4 billion at December 31, 2022. When adjusted for the probability of closing, the pipelines were estimated to be approximately $990 million to $1,094 million at March 31, 2023, as compared to $754 million to $0.8 billion at December 31, 2022. • Total loans, excluding Paycheck Protection Program ("PPP") loans, increased by $2.0 billion, as compared to December 31, 2022, • Total period end loans as of March 31, 2023 were $1.1 billion higher than average total loans in the first quarter of 2023. $39,196 $28 $288 $133 $(111) $35 $(4) $39,565 12/31/2022 Commercial Commercial Real Estate Residential Real Estate Premium Finance Receivables - Commercial Insurance Premium Finance Receivables - Life Insurance All Other Loans 3/31/2023 Loan Portfolio Balanced loan portfolio of approximately 1/3 Commercial, 1/3 Commercial Real Estate and 1/3 Specialty Finance Measured Loan Growth Coupled with Expanded Loan Yield QoQ Growth Lead by Commercial & Acquired Loan Portfolio $35.3 $39.2 $39.6 3.33% 5.15% 5.82% Total Loans Average Total Loan Yield 3/31/2022 12/31/2022 3/31/2023 Year-over-Year Change $4.3B or 12% in Total Loans Balanced Loan Mix (as of 3/31/2023) ($ in Billions) ($ in Millions) Key Observations Benefit from Current and Future Anticipated Rate Increases 51.0% 28.0% 6.0% 11.0% 5.0% Current Loan Balances Projected to Reprice or Mature Based on Modeled Contractual Cash Flows ≤ 3 Months 4-12 months 1-2 Years 2-5 Years > 5 Years $39.6 DONE Commercial excl. PPP $11.7 PPP $0.3 Commercial Real Estate $9.2 Premium Finance Receivables - Commercial Insurance $4.9 Premium Finance Receivables - Life Insurance $7.2 All Other Loans $3.2 Presentation draft doughnut chart left ($ in Billions) $39,196 $39,546 12/31/2022 Commercial PPP All Other Commercial Loans Commercial Real Estate Premium Finance Receivables - Commercial Insurance Premium Finance Receivables - Life Insurance All Other Loans 3/31/2023 Draft waterfall below 1 1 1 RELINK TEXT BOX TOT LOANS Loan Growth Across Majority of Loan Portfolios Pending from Mark B. Pending $4.4B or 12% in Total Loans, $5.0B or 15% in Total Loans excl. PPP

8 1 "Prior Fed Cycle" defined as Q3 2015 to Q2 2019 and "Current Fed Cycle" begins in Q3 2019 to present Strong Consumer Driven Deposit Base Provides Support as Deposits Shift to MaxSafe® and Interest-Bearing Products • Total deposits decreased by $-0.2 billion from the prior quarter end. • Non-interest bearing deposits comprise 26% of total deposits as of March 31, 2023. • Rate paid on average interest-bearing deposits increased 67 basis points from the prior quarter. • The loans to deposits ratio ended the current quarter at 92.6% as compared to 91.4% at prior quarter end. $42,903 $(1,578) $1,095 $(654) $952 $42,718 12/31/2022 Non-Interest-B earing MaxSafe® Wealth Management All O ther Interest-B earing 3/31/2023 Deposit Portfolio Enviable core deposit franchise in Chicago and Milwaukee market areas Deposit Franchise Remained Solid Q1 '23 Commentary Focused on low-cost deposit mix to drive margin expansion $42.2 $42.9 $42.7 0.22% 1.30% 1.97% Total Deposits Rate Paid on Average Total Interest-Bearing Deposits 3/31/2022 12/31/2022 3/31/2023 Year-over-Year Change $0.5B or 1% Non-Interest-Bearing $11.2 NOW and Interest- Bearing DDA $5.6 Wealth Management Deposits $1.8 Money Market $13.5 Savings $5.2 Time Certificates of Deposit $5.4 ($ in Billions) ($ in Billions) Draft graph to left $42,903 $43,278 12/31/2022 Non-Interest-B earing NOW and Interest-B earing DDA Wealth Management Deposits Money Market Savings Time Certific ates of Deposit 3/31/2023 Draft waterfall below 1 55.6% 65.1% 20.0% 8.6% 24.4% 26.2% Non-Interest-Bearing Time Certificates of Deposit ("CD's") Interest-Bearing excl. CD's Q2 2019 Q1 2023 $42.7• Deposit base remained stable and liquidity remains strong during a volatile market. We remain highly competitive in the Chicagoland market and continue to grow our customer/retail base • No direct crypto exposure or material deposit concentrations • FDIC Insured and fully collateralized deposits comprise approximately 70% of total deposits • Average customer deposit under $70,000 • Wintrust’s unique MaxSafe® product offers clients the opportunity to receive $3.75 million in FDIC insurance per person: ◦ MaxSafe® product balances increased $1.1 billion from 12/31/2022 • Wealth Management deposits decreased by $654 million, primarily a result of: ◦ Customers migrated some deposits to Money Market Funds and Treasuries ◦ CDEC related deposits declined $342 million from 12/31/22 due to lower real estate transactions • PENDING UPDATES ($ in Millions) $42,903 $(1,565) $(50) $1,038 $(654) $(168) $635 $580 $42,718 12/31/2022 Non-Interest B earing NOW and Interest-B earing DDA Maxsafe Wealth Management Money Market Savings CDs 3/31/2023 1 1Includes CDEC deposit balances

9 30% 26% 13% 13% 5% 4% 30% 32% 11% 12% 11% 13% Time Certificates of Deposit Savings Money Market Wealth Management Deposits NOW and Interest-Bearing Demand Deposits Non-Interest-Bearing Q4 2022 Q1 2023 Total Interest-Bearing Deposit Costs Historical Beta1 44% 1 "Prior Fed Cycle" defined as Q3 2015 to Q2 2019 and "Current Fed Cycle" begins in Q3 2019 to present Deposit Beta Accelerated in Q1 2023 Anticipated to Surpass Previous Cycle Betas • Total deposits decreased by $-0.2 billion from the prior quarter end. • Non-interest bearing deposits comprise 26% of total deposits as of March 31, 2023. • Rate paid on average interest-bearing deposits increased 67 basis points from the prior quarter. • The loans to deposits ratio ended the current quarter at 92.6% as compared to 91.4% at prior quarter end. $42,903 $(1,432) $(15) $(654) $665 $635 $616 $42,718 12/31/2022 Non-Interest-B earing NOW and Interest-B earing DDA Wealth Management Deposits Money Market Savings Time Certific ates of Deposit 3/31/2023 Deposit Portfolio Reversion of deposit mix to pre-pandemic levels while deposit beta increases with market pressures Increased Funding Costs Considerably Outpaced by Higher Loan Yields Q1 '23 Commentary Focused on low-cost deposit mix to drive margin expansion $42.2 $42.9 $42.7 0.22% 1.30% 1.97% Total Deposits Rate Paid on Average Total Interest-Bearing Deposits 3/31/2022 12/31/2022 3/31/2023 Year-over-Year Change $0.5B or 1% Non-Interest- Bearing $11.2 NOW and Interest- Bearing DDA $5.6 Wealth Management Deposits $1.8 Money Market $13.5 Savings $5.2 Time Certificates of Deposit $5.4 ($ in Billions) ($ in Billions) 53% 44% Q3 2019 to Q4 2021 (–225 bps) Q3 2015 to Q2 2019 (+225 bps) Deposit Mix Shift Into Interest-bearing and Insured Deposits Draft graph to left $42,903 $43,278 12/31/2022 Non-Interest-B earing NOW and Interest-B earing DDA Wealth Management Deposits Money Market Savings Time Certific ates of Deposit 3/31/2023 Draft waterfall below 1 0.25% 3.25% 0.28% 1.97% 1.51% 2.19% Fed Target Total Interest-Bearing Deposit Costs Total Deposit Costs 12/31/21 09/30/22 Total Interest-Bearing Beta 5% Total D posit Beta 4% Fed Target up 300 bps Historical Interest-Bearing Beta1 44% 1Historical Deposit Beta reflects previous rising rate Fed cycle Q3 2015 to Q2 2019 Fed Target up 475 bps 0.25% 5.00% 12/31/21 3/31/2023 Total Interest-Bearing Deposit Beta 36% 0.24% 1.97% 12/31/21 3/31/2023 Total Deposit Beta 26% 0.16% 1.40% 12/31/21 3/31/2023 Fed Target Upper Bound Total Deposit Costs Historical Beta1 33% $42.7 • Total cycle-to-date Interest-Bearing Deposit Beta stands at 36% as of Q1 2023 but with market pressures current cycle beta likely to outpace Historical Beta and may approach 50% • Experienced a shift from Non-Interest-Bearing deposits to Interest-Bearing products • Benefited from MaxSafe® and reciprocal products that provide our customers additional FDIC protection ◦ These deposits increased $1.3 billion from 12/31/22 primarily driven by a $1.1 billion increase in MaxSafe® • No material deposit concentrations PENDING UPDATES ($ in Billions) $42.7$42.9

10 $3,604 $3,591 Total Non-Deposit Borrowings 12/31/2022 3/31/2023 $3,740 $(480) $3,260 AFS Amortized Cost Pre-Tax Unrealized Losses AFS Fair Value $3,606 $(630) $2,976 HTM Amortized Cost Pre-Tax Unrealized Losses HTM Fair Value $3.3 $3.6 $0.1 Available-for-Sale Held-to-Maturity Other $6,866 $112 $940 $7,918 Q1 23 HTM and AFS Securities Trading Securities and Equity Securities Trade Date Securities Receivables Q1 23 Total Investment Portfolio $6.5 $7.9 $7.9 $18.0 $19.0 36% 42% Investment Portfolio End of Period Balance Uninsured Deposits Investment Portfolio as a % to Uninsured Deposits Q1 2022 Q4 2022 Q1 2023 $3.3 $3.7 $0.9$0.1 Available-for-Sale Held-to-Maturity Trade Date Securities Receivable Other Enhanced Loan to Deposit Ratio - (Loans + HTM Sec. / Total Deposits) Liquidity Prudently managing investment portfolio, while maintaining adequate liquidity Strategically Balanced Investment Portfolio1 (as of 3/31/2023) Investment Portfolio Snapshot (as of 3/31/2023) Investment Portfolio Compared to Uninsured Deposits 1 1 ($ in Billions) ($ in Billions) ($ in Billions) ($ in Billions) $7.9 (in Billions) 1 Includes securities held as a trade date securities receivable as of 3/31/23. In April 2023, the Company trade date securities receivables will be converted to cash. $2,942 $3,436 $3,641 2,901 3,146 2,950 41 290 691 Total Securities HTM Fair Value Unrealized Loss 12/31/21 03/31/22 12/31/22 03/31/23 $3,436 $3,641 $3,146 $2,950 Total Securities HTM Book Value Total Securities HTM Fair Value Q1 2022 Q4 2022 Q1 2023 $3.4 $3.6 $3.6 $35.3 $39.2 $39.4$42.2 $42.9 $42.7 91.7% 99.8% 100.7% Held-to-Maturity Total Loans Total Deposits Total Loans + HTM Securities as a % to Total Deposits Q1 2022 Q4 2022 Q1 2023 Held-to-Maturity Total Loans Total Deposits Total Loans + HTM Securities as a % to Total Deposits Q1 2022 Q4 2022 Q1 2023 $— $25.0 $50.0 $75.0 $100.0 03/31/2023 End of Period Balance Unrealized Losses Yield Duration (Years) Total AFS Portfolio $3.3 Total HTM Portfolio $3.6 Grand Total $6.9 $3,243 4Q22 AFS Fair Value $6,209 4Q22 Total Investment Portfolio Held-to-Maturity Yield (Q1 '23): 2.41% Duration: 7.6 Years Available for Sale Yield (Q1 '23): 3.65% Duration: 6.5 Years Total Investment Portfolio Yield (Q1 '23): 3.08% Duration: 7.0 Years AOCI Losses $6,900 As of (Dollars in Millions) 3/31/2023 Liquidity Sources : Cash on Hand $ 2,009 FHLB Capacity 4,788 Discount Window 361 Total Alternative Liquidity Sources $ 7,158 Strategically Balanced Investment Portfolio (as of 3/31/2023) Q1 '23 Commentary $3,604 $3,591 Total Non-Deposit Borrowings 12/31/2022 3/31/2023 • FHLB advances remained unchanged quarter over quarter • Registered for the Bank Term Funding Program (BTFP) but did not borrow and have no intent to do so • Other than for periodic testing, Wintrust has never borrowed from the Federal Discount Window • $940 million trade date securities receivable as of 3/31/2023 was converted to cash on 4/13/2023 to bolster cash position • Investment Portfolio size has remained relatively unchanged from 12/31/2022 and is only 13% of Total Assets ($ in Billions) 2 1 3 3 3 3 ($ in Billions) PENDING DATA PENDING DATA $7.0 Wintrust Did Not Increase Reliance on Non-Deposit Borrowings in Q1' 23 ($ in Millions) ($ in Millions) 1 Includes: Federal Home Loan Bank advances, Other borrowings, Subordinated notes, and Junior subordinated debentures

11 9.1% 0.3% (0.2)% 9.2% 12/31/2022 Retained Earnings and other equity changes Change in RWA 3/31/2023 7.0% 8.5% 10.5% 4.50% 6.00% 8.00% 2.50% 2.50% 2.50% 9.3% 10.2% 12.1% Minimum Requirement Capital Conservation Buffer WTFC 11.9% 0.4% (0.3)% 12.1% 12/31/2022 Retained Earnings and other equity changes Change in RWA 3/31/2023 Capital Current capital levels are well in excess of regulatory thresholds with the Company recording record earnings TBV Growth along with TCE Improvement Record Earnings Drove Capital Expansion Estimated Excess Capital Above Conservation Buffer ($ in Millions) Common equity Tier 1 capital1 Tier 1 capital ratio1 Total capital ratio1 $1,058 $782 $736 1 Ratios for Q1 2023 are estimated 8.6% 9.1% 9.2% 9.6% 10.0% 10.1% 11.6% 11.9% 12.1% 8.1% 8.8% 9.1% CET1 Ratio Tier 1 Capital Ratio Total Capital Ratio Tier 1 Leverage Ratio 3/31/2022 12/31/2022 3/31/2023 Quarterly Earnings Supported CET1 Improvement 1 6.9% 7.1% 7.5%7.1% 7.9% Tangible Common Equity Ratio (non-GAAP) Tangible Common Equity Ratio excl. AOCI (non-GAAP) 3/31/2022 12/31/2022 3/31/2023 Capital Ratios Adjusted for AOCI not Included in Capital Ratios & HTM Unrealized Losses (net of tax) Linked chart below 4 CET1 Ratio $0.13 $0.16 $59.64 $64.22 $71.26 $75.24 Book Value Per Common Share Tangible Book Value Per Common Share (non-GAAP) 12/31/2018 12/31/2019 12/31/2020 12/31/2021 3/31/2023 1 7.9% 7.1% 8.9% 8.0% 10.9% 10.0% 6.7% 6.3% Adjusted CET1 Ratio Adjusted Tier 1 Capital Ratio Adjusted Total Capital Ratio Adjusted Tier 1 Leverage Ratio 3/31/2022 12/31/2022 3/31/2023 1 8.6% 9.1% 9.3% 7.0% 7.0% 7.0% CET1 Ratio Minimum Requirement + Capital Conservation Buffer 03/31/22 12/31/22 03/31/23 Q1 '23 Commentary • The Company's current capital levels are well in excess of regulatory thresholds and it is expected that the Company would remain well capitalized in the event either: • Regulatory changes require banks to report unrealized AFS and HTM losses as a reduction to regulatory capital, or • If the Company were to liquidate our entire investment portfolio • Strong profits resulted in improved capital levels $59.34 $61.00 $64.22 6.9% 7.1% 7.5% Tangible Book Value Per Share (non-GAAP) Tangible Common Equity Ratio (non-GAAP) 3/31/2022 12/31/2022 3/31/2023 PENDING Do not move superscript

12 3.73% 0.61% (0.68)% 0.17% 3.83% NIM (non- GAAP) Q4 2022 Earning Asset Yield Interest-Bearing Liability Rate Net Free Funds NIM (non- GAAP) Q1 2023 $23.3 $6.8 $9.5 Variable Rate Fixed Rate maturing under 1 year Fixed Rate maturing over 1 year 11.0% 2.4% 5.8% 1.7% Static Ramp 3/31/2022 3/31/2023 2.60% 2.92% 3.34% 3.71% 3.81%2.61% 2.93% Net Interest Margin (GAAP) Net Interest Margin, Fully Taxable-Equivalent (Non-GAAP ) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Net Interest Income/Margin Net interest margin benefiting from higher earning asset yields and drives higher net interest income Higher Earning Asset Yields and Net Free Funds Contribution Net Interest Margin Improvement Lifts Net Interest Income Net Interest Margin (Quarterly Trends) 3.73% 3.83% Q4 2022 Earning Asset Yield Interest B earing Liability Rate Net Free Funds Q1 2023 • Q1 2023 net interest income totaled $458.0 million. ◦ A decrease of $1.2 million as compared to Q4 2022 and a decrease of $158.7 million as compared to Q1 2022. • Net interest margin (Non-GAAP1) increased by 10 bps from the prior quarter: ◦ Earning assets yield up 61 bps. ◦ Interest bearing liability rate up 68 bps. ◦ Net free funds up 17 bps. • Net interest income increased by $1.2 million###### • Net interest margin, on a fully taxable equivalent basis (non-GAAP) increased by ten basis points to 3.83% ###. ◦ The rate on interest bearing deposits declined by five basis points which more than offset a three basis point decline in loan yields. • As of December 31, 2021, the Company had approximately $12.7 million of net PPP loan fees that have yet to be recognized in income. $299.29 $337.80 $401.45 $456.82 $458.00 2.60% 2.92% 3.34% Net Interest Income Net Interest Margin (GAAP) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Repositioning Our Balance Sheet to Reduce Our Interest Rate Sensitivity $299.3 $337.8 $401.4 $278.1 $323.6 $394.0 $451.9 $457.4 $21.2 $14.2 $7.4 2.60% 2.92% 3.34% 3.71% 3.81% Net Interest Income excl. PPP PPP Interest Income Net Interest Margin (GAAP) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Linked graph left 2.60% 2.92% 3.34% 3.71% 2.56% 2.61% 2.93% 2.57% Net Interest Margin (GAAP) Net Interest Margin, Fully Taxable-Equivalent (Non-GAAP ) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 3.73% 3.78% Q4 2022 Earning Asset Yield Interest B earing Liability Rate Net Free Funds Q1 2023 Trending floating of variable, or snapshot of where we are today NEW CHART pie var vs fixed Donut prints weird middle needs to be higher 1 Static Shock Scenario results incorporate actual cash flows and repricing characteristics for balance sheet instruments following an instantaneous, parallel change in market rates based upon a static (i.e. no growth or constant) balance sheet 2 Ramp Scenario results incorporate management’s projections of future volume and pricing of each of the product lines following a gradual, parallel change in market rates over twelve months 1 2 Loan Mix Supports Interest Rate Sensitivity (as of 3/31/2023) Use Table 9 for doughnut to link $38.2B ($ in Millions) ($ in Billions) (Rising Rates Scenario + 100 Basis Points ) footnotes print correct as is Percentage Change in Net Interest Income Over a One-Year Time Horizon Rising Rates Scenario + 100 Basis Points Based on Contractual Reprice or Maturity Date 1 See Non-GAAP reconciliation in the Appendix $0.6 $4.9 $299.3 $337.8 $401.4 $456.8 $458.0 2.60% 2.92% 3.34% 3.71% 3.81% 2.61% 2.93% 3.35% 3.73% 3.83% Net Interest Income NIM (GAAP) NIM, Fully Taxable-Equivalent (non-GAAP) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 (11.3)% (2.4)% (7.1)% (1.3)% Static Ramp 3/31/2022 3/31/2023 Repositioning the Balance Sheet to Mitigate Interest Rate Risk 1 Static Shock Scenario results incorporate actual cash flows and repricing characteristics for balance sheet instruments following an instantaneous, parallel change in market rates based upon a static (i.e. no growth or constant) balance sheet 2 Ramp Scenario results incorporate management’s projections of future volume and pricing of each of the product lines following a gradual, parallel change in market rates over twelve months 1 2 Percentage Change in Net Interest Income Over a One-Year Time Horizon Falling Rates Scenario - 100 Basis Points

13 $162.8 $102.9 $101.5 $93.8 $107.8 $31.4 $31.4 $33.1 $30.7 $29.9 $15.5 $15.0 $12.6 $12.4 $13.0 $15.3 $15.9 $14.3 $13.1 $12.9 $23.4 $7.3 $14.3 $20.2 $33.7 $77.2 $33.3 $27.2 $17.4 $18.3 Wealth Management Operating Lease Income, net Service Charges on Deposits Other Mortgage Banking Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Declining Mortgage Originations for Sale due to Rising Mortgage Rates Fee Businesses Stable Amidst Rising Rate Environment Growing Wealth Management Business • Non-interest income totaled $107.8 million. ◦ A decrease of $13.9 million as compared to Q4 2022 and a decrease of $55.0 million as compared to Q1 2022. • Mortgage banking revenue increased by $0.9 million in Q1 2023 as compared to Q4 2022. See detail on Slide 13. • Wealth management income decreased $782,000 as compared to Q4 2022. 1 Other - includes Interest Rate Swap Fees, BOLI, Administrative Services, FX Remeasurement Gains/ (Losses), Early Pay-Offs of Capital Leases, Gains/(losses) on investment securities, net, Fees from covered call options, Trading gains/(losses), net and Miscellaneous 1 $31.4 $31.4 $33.1 $30.7 $29.9 $26.8 $27.1 $28.5 $26.5 $25.4 $4.6 $4.3 $4.6 $4.2 $4.5 $35.8 $32.9 $32.8 $34.4 $35.2 Trust and Asset Management Revenue Brokerage Revenue Assets Under Administration ($ in Billions) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Operating Lease Portfolio Contributes Meaningful Fee Income $15.5 $15.0 $12.6 $12.4 $13.0 $240.7 $223.8 $244.8 $253.9 $256.3 Operating Lease Income, Net Lease Investments, Net (Period-End Balance) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 • primarily due to decreased trust and asset management fees and brokerage commissions Confirm AUM correct for all periods. Non-Interest Income Diversified fee business supports non-interest income levels despite challenging mortgage environment ($ in Millions) ($ in Millions) ($ in Millions) $15.3 $15.9 $14.3 $13.1 $12.9$14.1 $14.4 $12.6 $11.5 $11.2 $1.2 $1.5 $1.7 $1.6 $1.7 Commercial Service Charges on Deposits Consumer Service Charges on Deposits Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Year-over-Year Change $(2.5)M or (16)% ($ in Millions) Split into business and consumer? Wealth Management Business Remains Healthy Despite Market Volatility Hedging Efforts Helped Reduce MSR Volatility % of MSRs to Loans Serviced for Others Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 1.48% 1.56% 1.65% 1.64% 1.60% $199.1 $212.7 $229.7 $230.2 $225.8 $13,427 $13,644 $13,926 $14,053 $14,080 MSRs, at fair value Loans Serviced for Others Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 ($ in Millions) $896 $821 $661 $422 $372 $648 $596 $449 $287 $256 $248 $225 $212 $135 $116 Retail Originations Veterans First Originations Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 ($ in Millions) PENDING

14 $172.4 $167.3 $176.1 $180.3 $176.8 $92.2 $92.4 $97.4 $100.2 $108.4 $51.8 $46.1 $50.4 $49.5 $39.8 $28.4 $28.8 $28.3 $30.6 $28.6 Salaries Commissions and Incentive Compensation Employee Benefits Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 61.04% 64.21% 58.41% 55.02% 52.78% Efficiency Ratio (non-GAAP) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Non-Interest Expense Conservative and consistent operating philosophy Lower Incentive Expense Partially Offset by Annual Merit Increase Items Impacting Quarterly Comparability • The company recorded $838,000 in Occupancy expense related to the anticipated sale of a branch facility • Recorded $846,000 in Software and Equipment expense related to the impairment of an operating lease asset 1 Other NIE - includes Professional Fees, Data Processing, amortization of other intangible assets, FDIC insurance, OREO expense, net, Commissions (3rd Party Brokers), Postage and Miscellaneous $288.7 $(3.6) $14.1 $299.2 Q2 2022 Non-Interest Expense Salaries and Employee Benefits All Other Expenses Q3 2022 Non-Interest Expense 1 1 Net Overhead Ratio - The net overhead ratio is calculated by netting total non-interest expense and total non-interest income, annualizing this amount, and dividing by that period's average total assets. A lower ratio indicates a higher degree of efficiency. 2 See Non-GAAP reconciliation in the Appendix Salaries and employee benefits expense decreased by $1.9 million in the third quarter of 2021 as compared to the second quarter of the year. The $1.9 million decline is primarily related to $6.3 million of lower compensation expense associated with the mortgage banking operation offset somewhat by higher incentive compensation expense for annual bonus and long-term incentive compensation plans during the third quarter relative to the second quarter. $286.9 $286.9 $280.1 $282.1 $0.0 $180.8 $180.8 $172.8 $170.9 $— $20.9 $20.9 $20.9 $22.0 $20.0 $20.0 $17.7 $18.2 $8.5 $8.5 $11.3 $13.4 $10.8 $10.8 $9.9 $10.0 $45.9 $45.9 $47.5 $47.6 Salaries and Employee Benefits Software and Equipment Occupancy, net Advertising and Marketing Operating Lease Equipment Other Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $6.8 $5.0 $1.8 Lending expenses, net of deferred originations costs Q1 2022 Q4 2022 Q1 2023 Strategic Cost Reductions in the Mortgage Business ($ in Millions) 1 FTE - Full-Time Equivalent Employees 1 ($ in Millions) Update title Decrease Primarily Driven by Incentive Compensation, Lower Loan Origination, and Seasonal Decline in Marketing Efficiency Ratio Improvement Driven by Increased NIM and Lower Expenses $307.8 $(3.6) $(3.2) $(2.3) $1.9 $(1.4) $299.2 Q4 2022 Non-Interest Expense Salaries and Employee Benefits Lending Expenses, net of deferred originations costs Advertising and Marketing FDIC Insurance All Other Expenses Q1 2023 Non-Interest Expense 1 Extraordinary Items - TBD 1 PENDING ($ in Millions) ($ in Millions)

15 $158.5 $205.9 0.59% 0.77% 0.95% Total Allowance for Credit Losses Total Allowance for Credit Losses as a % of Total Loans 12/31/19 (Pre-CECL) 1/1/2020 (CECL Day 1) 3/31/2023 Credit Quality Exceptional credit quality driven by a diversified loan portfolio • The Company estimates an increase to the allowance for credit losses of approximately 30% to 50% at adoption related to its loan portfolios and related lending commitments. Approximately 80% of the estimated increase is related to: ◦ Additions to existing reserves for unfunded lending-related commitments due to the consideration under CECL of expected utilization by the Company's borrowers over the life of such commitments. ◦ Establishment of reserves for acquired loans which previously considered credit discounts. The Company estimates an insignificant impact at adoption of measuring an allowance for credit losses for other in-scope assets (e.g. held-to-maturity debt securities). Continued Stable Levels of Non-Performing Loans Extended Low Levels of Net Charge-Offs $57.3 $72.4 $97.6 $100.7 $100.7 0.16% 0.20% 0.26% 0.26% 0.25% NPLs NPLs as a % of Total Loans 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 $2.5 $9.5 $3.2 $5.1 $5.5$4.1 $20.4 $6.4 $47.6 $23.00.03% 0.11% 0.03% 0.05% 0.06% NCOs Total Provision for Credit Losses Annualized NCOs as a % of Average Total Loans Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $4.1 $20.4 $6.4 $47.6 $23.061.67% 46.51% 49.36% 10.66% 23.71% Total Provision for Credit Losses Net Charge-Offs as a % of the Provision for Credit Losses 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 $7.8 $53 $135.1 $0 $0 $— $— $— $— $—$7.8 $53.0 $135.1 61.7% 46.5% 49.4% 10.7% 23.7% Provision for credit losses - PCD Provision for credit losses - non PCD Net charge-offs as a percentage of the provision for credit losses Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Incurred Loss Method CECL Incurred Loss Method CECL Q1 2023 Q4 2022 Increase/ (Decrease) Pass $ 33,700,724 $ 32,045,349 $ 1,655,375 Special Mention 755,859 794,238 (38,379) Substandard Accrual 265,452 340,516 (75,064) Substandard Nonaccrual/Doubtful 67,069 83,940 (16,871) Total Loans $ 34,789,104 $ 33,264,043 $ 1,525,061 Q1 2023 Key Observations During the fourth quarter of 2021, we continued our practice of pursuing the resolution of non-performing credits and executed a loan sale that reduced non-performing loans by approximately $10 million resulting in $1.8 million of net charge-offs. The key drivers of the shift in credit quality mix include: • Risk rating upgrades as a result of improved credit performance. • Increase in pass rated credits was driven by commercial loan growth and higher utilization on existing lines partially offset by decline in PPP Loans. ($ in Millions) ($ in Millions) ($ in Millions) Increased Allowance Coverage $38,321 $38,555 Q4 2022 Q1 2023 $541 $630 Q4 2022 Q1 2023 $334 $380 Q4 2022 Q1 2023 $83.94 $67.07 Q4 2021 Q1 2022 Q4 2021 Pass Special Mention Substandard Accrual Substandard nonaccrual Q1 2022 $340.52 $265.45 Q4 2021 Q1 2022 Pass and Loans Guaranteed1 ($ in Millions) Special Mention Substandard2 $158.5 $205.9 $301.3 $376.3 0.59% 0.77% 0.85% 0.95% Total Allowance for Credit Losses Total Allowance for Credit Losses as a % of Total Loans 12/31/19 (Pre-CECL) 1/1/2020 (CECL Day 1) 3/31/2022 3/31/2023 Modest Levels of Special Mention and Substandard Loans 1Pass and Loans Guaranteed: Includes early buy-out loans guaranteed by U.S. government agencies 2Substandard: Substandard includes Substandard Accrual and Substandard Nonaccrual/Doubtful 3Portfolio Changes: Includes new volume and run-off, changes in credit quality, aging of existing portfolio, shifts in segmentation mix, changes in specific reserves, net charge-offs $357,936 $27,566 $(9,241) $376,261 12/31/2022 Portfolio Changes Economic Factors 3/31/2023 ($ in Thousands) Macro-economic conditions Model imprecision Volume Credit Quality Aging Mix Net Charge- offs 3 98% 97% 1% 2% 1% 1%

16 $6,481 $7,049 $7,178 $7,340 $7,430 41.0% 40.7% 41.3% 40.5% 39.9% Unused Line of Credit Balance (excl. Mortgage Warehouse and Leases) Line Utilization % of Total Commercial Loans (excl. Mortgage Warehouse and Leases) 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 $5,348.3 $5,502.6 $5,819.0 $5,852.2 $5,855.0 $11,330 $11,965 $12,216 $12,520 $12,560 0.03% 0.27% (0.06)% 0.08% 0.07% Commercial and industrial Total Commercial Loans Asset-based lending Municipal Leases 1/3 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Credit Quality - Commercial Loans1 Diversified portfolio with low net charge-offs Sustained Portfolio Growth Paired with a Low Net Charge-Off Ratio Non-Performing Loans Remain Low $4,384 $5,513 $5,583 $6,141 $6,236 $6,489 $6,832 $7,243 46.1% 50.8% 41.4% 43.0% 39.7% 38.9% 38.4% 39.3% 39.6%45.5% 50.6% 40.6% 41.5% 37.7% 36.7% 37.0% 39.0% 40.5% Unused Line of Credit Balance Total Commercial (excl. PPP and Leases) Total Commercial (excl. PPP, Mortgage Warehouse and Leases) 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 $16.9 $32.4 $44.5 $36.0 $48.0 0.15% 0.27% 0.36% 0.29% 0.38% NPLs NPL as a % of Category 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Q1 2023 Key Observations • Significant loan growth in Q4 2021 of $1.2 billion of which $578 million is attributed to acquired loans. • Net charge-offs in Q4 2021 were consistent with historical levels. • The proportion of Commercial non-performing loans remains relatively low as pandemic-driven circumstances continue to improve. • Line utilization increased slightly in Q4 2021 but remains historically low as a result of factors such as excess liquidity in the market as well as suspension of capital expenditures and other non- working capital payments. 1 Commercial Loans excludes PPP loans 2 Net Charge-Off Ratio is calculated as a percentage of average loans ($ in Millions) ($ in Millions) Line Utilization as a % of Commercial Loans remains low due to excess liquidity in the market and suspension of capital expenditures Allowance Provides Appropriate Coverage Commercial Loan Composition (as of 3/31/2023) ($ in Millions) 45.5% 37.7% 40.5% 40.5% Total Commercial (excl. Mortgage Warehouse and Leases) 12/31/2019 3/31/2021 3/31/2022 3/31/2023 $4,687 $4,384 $6,236 $7,260 Unused Line of Credit Balance 12/31/2019 3/31/2021 3/31/2022 3/31/2023 $4,687 $4,384 $6,236 $7,260 $4,443 $4,105 $5,837 $6,481 $244 $278 $398 $779 Unused Line of Credit Balance excluding Mortgage Warehouse Mortgage Warehouse 12/31/2019 3/31/2021 3/31/2022 3/31/2023 1 Commercial Loans excludes PPP loans $120,910 $142,916 $135,315 $142,769 $149,501 1.07% 1.19% 1.11% 1.14% 1.19% Calculated Allowance Allowance as a % of Category 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 ($ in Thousands) $11,330 $11,965 $12,216 $12,520 $12,560 0.03% 0.27% (0.06)% 0.08% 0.07% Period End Balance Net Charge-Off Ratio 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 ($ in Millions) 47% 12%5% 15% 9% 2% 3% 7% Commercial and industrial Asset-based lending Municipal Leases Franchise Mortgage warehouse lines of credit Community Advantage - homeowners association Insurance agency lending

17 14% 18% 13% 26% 13% 12% 1% 3% Office Industrial Retail Multi-family Mixed use and other Commercial construction Residential construction Land $9,235 $9,407 $9,578 $9,951 $10,239 0.03% (0.02)% 0.00% 0.02% 0.00% Period End Balance Net Charge-Off Ratio 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Credit Quality - Commercial Real Estate Loans Well-diversified portfolio with a majority of its exposure in stabilized, income producing properties Measured Growth with Low Charge-Offs NPLs Remain at Low Levels $12.3 $10.7 $10.5 $6.4 $11.2 0.13% 0.11% 0.11% 0.06% 0.11% NPLs NPL as a % of Category 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Q1 2023 Key Observations • The CRE portfolio continues a steady growth trend while non-performing loans continue to decline. • Charge-offs have generally remained low and reflect the conservative underwriting standards the Company employs. • The CRE portfolio is well-diversified with a majority of its exposure in stabilized, income producing properties. 16% 22% 15% 30% 17% Office Industrial Retail Multi-family Mixed use and other 74% 5% 21% Commercial construction Residential construction Land ($ in Millions) ($ in Millions) $1,084 $1,071 $1,203 $1,335 $1,391 68.8% 69.1% 67.5% 65.8% 66.5% Unused Line of Credit Balance Line Utilization as a % of Total CRE 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Line Utilization as a % Commercial Real Estate Loans ("CRE") Commercial Real Estate Loan Composition (as of 3/31/2023) Well Diversified with Majority of Portfolio in Stabilized Income Producing Properties($ in Millions) 1 Net Charge-off Ratio is calculated as a percentage of average loans 2 As a result of a review of the composition of borrowers within the mixed use and other loan portfolio, the Company identified certain loans that would be more precisely classified within a separate class of non-construction commercial real estate. This change in classification was based on related collateral and source of repayment of the underlying loan 1 Net Charge-Off Ratio is calculated as a percentage of average loans Well Reserved Amidst Macroeconomic Uncertainty $144,906 $143,732 $150,718 $184,352 $194,780 1.57% 1.53% 1.57% 1.85% 1.90% Calculated Allowance Allowance as a % of Category 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 ($ in Thousands) 7% 9% 6%13% 7% 6% 0% 1% 50% Office Industrial Retail Multi-family Mixed use and other Commercial construction Residential construction Land 14% 18% 13% 25% 14% 12% 1% 3% Office Industrial Retail Multi-family Mixed use and other Commercial construction Residential construction Land

18 $393.7 $285.8 $184.0 $199.9 $219.4 $109.2 $160.7 $156.4 $159.2 $145.6 $156.1 $66.6 CRE Office Non-Medical Non Owner-Occupied <$2MM $2M-$5M $5M-$10M $10M-$15M $15M-$20M >=$20M Chicago CBD, 13% Other CBD, 13% Suburban, 74% $132.4 $126.4 $165.5 $378.0 $291.9 $242.9 $1-$500k $500K-$1M $1M-$2M $2M-$5M $5M-$10M >=$10M Portfolio Characteristics as of March 31, 2023 Office Balance ($ in Millions) $1,392 CRE Office as a % to Total CRE 13.59% CRE Office as a % to Total Loans 3.51% Average Size of Loan ($ in Millions) $1.3 Non-Performing Loan (NPL) Ratio 0.01% Net Charge-off Ratio3 0.00% 30+ Days Past Due Ratio 0.41% 90+ Days Past Due Ratio 0.00% Owner Occupied or Medical % 39% Office Portfolio Geography 1Chicago CBD includes the following zip codes: 60601, 60602, 60603, 60604, 60605, 60606, 60607, 60610, 60611, 60654, 60661 2Other CBD includes the following metropolitan areas: Milwaukee, Boulder, Orlando, Saint Paul, Columbus, Akron, Cincinnati, San Antonio 3Net Charge-Off Ratio annualized utilizing charge-offs in the first quarter of 2023 1 Office Portfolio Composition Granularity of Office Portfolio ($ in Millions) ($ in Millions) 2 Medical, 19% Medical Owner Occupied, 3% Non-Medical Owner- Occupied, 17% Non-Medical Non Owner-Occupied, 61% CRE Office Portfolio (as of 3/31/2023) CRE Office represents a minimal percentage of the Total Loan Portfolio $132.4 $126.4 $165.5 $378.0 $291.9 $242.9 $1-$500K $500K-$1M $1M-$2M $2M-$5M $5M-$10M >=$10M $1,034.2 $173.1$184.8 $844.6 $268.0 $239.0 $40.5 ($ in Millions) 286910 89 50 29 25 16 12 13 9 5 3 Number of Loans Per Category PENDING $135.0 $125.5 $158.5 $366.9 $296.5 $309.7 $34.9 $58.8 $78.6 $214.1 $228.9 $229.3 CRE Office Non-Medical Non Owner-Occupied $1-$500K $500K- $1M $1M-$2M $2M-$5M $5M- $10M >=$10M Range $1-$500 K $500k-$1 M $1M-$2 M $2M-$5 M $5M-$10 M >=$10 M CRE Office 671 178 111 116 46 22 Non- Medical, Non- Owner 181 78 54 70 35 16 Number of Loans DO NOT TOUCH FOOTNOTE SUPERSCRIPT $130.8 $115.9 $147.0 $295.8 $174.0 $528.6 $34.2 $55.4 $73.0 $154.4 $169.4 $358.1 CRE Office Non-Medical Non Owner-Occupied <$500K $500K-$1M $1M-$2M $2M-$5M $5M-$10M >=$10M ($ in Millions) 286 910 89 50 29 25 16 12 13 9 5 3 Number of Loans Per Category UPDATE COUNT IF GO BACK

19 $4,938 $5,541 $5,714 $5,850 $5,739 0.02% 0.14% 0.30% 0.16% 0.23% Period End Balance Net Charge-Off Ratio 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Credit Quality - Premium Finance Receivables Commercial Net charge-off levels remain low while outstanding balances remain stable Steady Origination Volume Driven by Market Conditions Average Balances & Quarterly Yields ($ in Millions) $3,724.6 $4,134.0 $4,010.5 $3,952.9 5.05% 4.60% 4.60% 4.42% Average Balance Yield Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q1 2023 Key Observations • At the beginning of the pandemic, Premium Finance Receivables ("PFR") - Commercial experienced an increase in NPLs as a result of borrower delinquency, which was exacerbated by state emergency orders delaying cancellation of insurance policies which generate return premiums, the collateral for this portfolio. This caused NPLs to be elevated in 2020 and has subsequently returned to normalized levels in 2021. • Despite the pandemic and state emergency orders, net charge-off levels remained low and characteristic of the low loss levels expected of this portfolio, with the portfolio experiencing net recoveries in Q2 2021 and Q3 2021. • Strong origination volumes in 2021 a result of businesses seeking financing opportunities during the pandemic, hardening insurance markets, additions of new relationships and a low rate environment. 1 Net Charge-Off Ratio is calculated as a percentage of average loans $2,984 $3,556 $3,515 $3,550 $3,460 Originations Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 NPLs Remain Below Historic Norms $19.1 $19.8 $29.7 $29.3 $27.8 0.39% 0.36% 0.52% 0.50% 0.48% NPLs NPL as a % of Category 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 ($ in Millions) ($ in Millions) ($ in Millions) $9,478 $10,182 $10,588 $11,231 $28 $38 $39 $48 Risk Rating 1-5 Risk Rating 6-10 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 $2,802 $1,837 $870 $230 Current Premium Finance Receivables Commercial Loan Balances Projected to Mature Based on Modeled Contractual Cash Flows ≤ 3 Months 4-6 Months 6-9 Months > 9 months Yet to Realize Full Benefit of Prior Rate Increases Current Loan Balances Projected to Reprice or Mature Based on Modeled Contractual Cash Flows Seasonal Portfolio Decline ($ in Millions)

20 $8,357 $1,290 Cash Surrender Value Other $7,354 $7,608 $8,005 $8,091 $8,126 0.00% 0.00% 0.00% 0.00% 0.00% Period End Balance Net Charge-Off Ratio 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Credit Quality - Premium Finance Receivables Life Life Insurance portfolio remains extremely robust and has continued to demonstrate exceptional credit quality Healthy Portfolio with Low Levels of Non-Performing LoansModest Q1 '23 Growth with Exceptional Credit Quality Average Balances & Quarterly Yields ($ in Millions) $5,290.1 $5,462.8 $5,636.3 $5,957.5 3.71% 3.38% 3.74% 2.89% Average Balance Yield Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q1 2023 Key Observations • Throughout the pandemic, the Premium Finance Receivables ("PFR") - Life Insurance portfolio has remained extremely resilient and has continued to demonstrate exceptional credit quality, as shown by the characteristically low net charge-off and NPL levels. • Origination levels have remained strong. Some of the primary drivers of growth in 2021 include: ◦ increased mortality awareness in response to the pandemic. ◦ realized or anticipated changes in tax laws including changes to allowable maximum premium amounts relative to death benefit. ◦ low interest rate environment has made leveraging insurance products attractive to consumers. • Collateral as a percentage of outstanding balance is 117% as of Q1 2023. 1 Loan Collateral reported at actual values versus credit advance rate 2 Collateral Coverage is calculated by dividing Total Loan Collateral (Undiscounted) by Total Loan Portfolio Balance $315.4 $442.7 $330.3 $360.0 $371.9 Originations 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Total Loan Collateral1 by Type (as of 3/31/2023) $1.8 $17.2 $1.1 0.02% 0.21% 0.01% NPLs NPL as a % of Category 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 3% 64% 4% 1% 19% 9% Annuity Brokerage Account Certificate of Deposit Bank Cash/Cash Equivalent Letters of Credit Money Market "Other" Loan Collateral1 by Type (as of 3/31/2023) Other ($ in Millions) ($ in Millions) Period-End Balances & Annualized Net Charge-off Ratio1 ($ in Millions) Collateral Coverage2 of 119% No material charge-offs have occurred in the periods presented below.

21 Appendix

22 $132.4 $126.4 $165.5 $378.0 $291.9 $242.9 $1-$500k $500K-$1M $1M-$2M $2M-$5M $5M-$10M >=$10M Use of Hedges to Mitigate Negative Impacts of Falling Rates Chicago CBD, $187.0, 14% Other CBD, $171.7, 13% Suburban, $978.5, 73% Chicago CBD Other CBD Suburban 1Chicago CBD (Central Business District) includes the following zip codes: 60601, 60602, 60603, 60604, 60605, 60606, 60607, 60610, 60611, 60654, 60661 2Other CBD includes the following metropolitan areas: Milwaukee, Boulder, Orlando, Saint Paul, Columbus, Akron, Cincinnati, San Antonio 3Net Charge-Off Ratio annualized utilizing charge-offs in the fourth quarter of 2022 1 Office Portfolio Makeup as of 12/31/2022 Office Composition by Balance as of 12/31/2022 ($ in Millions) ($ in Millions) 2 Medical, 21% Non-Medical Owner- Occupied, 19% Non-Medical Non Owner-Occupied, 60% Medical Non-Medical Owner-Occupied Non-Medical Non Owner-Occupied Weighted Avg Rate (Receive Fixed Rate vs Term SOFR) Hedge Rate: 2023: 3.76% 2024: 3.76% 2025: 3.76% 2026: 3.65% 2027: 3.55% Forward Rate: 2023: 4.51% 2024: 3.68% 2025: 3.23% 2026: 2.95% 2027: 2.82% Gain/(Loss): 2023($32MM) 2024 $5MM 2025 $29MM 2026 $25MM 2027 $11MM Hedging activities had a 7 bp detriment to our Q1 2023 NIM. However, these derivatives will benefit the Company if interest rates fall materially. Weighted Average Rate (Receive Fixed Rated vs Term SOFR) Hedge Rate 2023 2024 2025 2026 2027 3.76% 3.76% 3.76% 3.65% 3.55 % Forward Rate 2023 2024 2025 2026 2027 4.51% 3.68% 3.23% 2.95% 2.82 % Gains/(Losses) 2023 2024 2025 2026 2027 $ (32) MM $ 5 MM $ 29 MM $ 25 MM $ 11 MM As of As of Increase/ Deposit Composition as of 3/31/2023 Deposit Composition as of 3/9/20233/31/2023 3/9/2023 (Decrease) Deposits: Retail / Business Non-Interest Bearing Deposits $ 9,824,253.109 $ 10,847,472.262 $ (1,023,219) #REF! #REF! Retail / Business Interest Bearing Deposits 19,108,943.386 19,216,379.959 (107,437) #REF! #REF! Maxsafe 4,952,632.102 3,996,247.422 956,385 #REF! #REF! Internal Wealth Mgmt 921,287.04 1,012,564.517 (91,277) #REF! #REF! Other Niche $ 1,218,872.425 $ 1,589,795.093 $ (370,923) #REF! #REF! CDEC 888,646.221 923,903.995 (35,258) #REF! #REF! Wholesale - Brokered 4,059,575.872 2,721,370.888 1,338,205 #REF! #REF! Wholesale - Non-Brokered 1,743,982 1,538,108 205,874 #REF! #REF! Total Niche/Wholesale Deposits $ 7,911,076,518 $ 6,773,177,976 $ 1,137,899 #REF! #REF! Total Deposits #REF! #REF! #REF! #REF! #REF! Hedge Type Effective Date Notional Maturity Date Cap Rate Floor Rate Swap Rate Costless Collar 9/1/2022 $1.25B 9/1/2025 3.74% 2.25% N/A Costless Collar 9/1/2022 $1.25B 9/1/2027 3.45% 2.00% N/A Costless Collar 10/1/2022 $0.5B 10/1/2026 4.32% 2.75% N/A Receive Fixed Swap 1/31/2023 $0.5B 12/31/2025 N/A N/A 3.75% Receive Fixed Swap 1/31/2023 $0.5B 12/31/2026 N/A N/A 3.51% Receive Fixed Swap 2/1/2023 $0.25B 2/1/2026 N/A N/A 3.68% Receive Fixed Swap 2/1/2023 $0.25B 2/1/2027 N/A N/A 3.45% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2026 N/A N/A 3.92% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2028 N/A N/A 3.53% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2026 N/A N/A 4.18% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2028 N/A N/A 3.75% Receive Fixed Swap 4/1/2023 $0.25B 7/1/2026 N/A N/A 4.45% Receive Fixed Swap 4/1/2023 $0.25B 7/1/2027 N/A N/A 4.15% Hedging Strategy Update Below are the details of the derivatives entered by the Company as of 3/31/2023. These derivatives hedge the cash flows of variable rate loans that reprice monthly based on one-month term SOFR. Pending Data

23 Canada Market: Loan Portfolio - Geographic Diversification1 as of 3/31/2023 Total Loan Portfolio Primary Geographic Region Commercial: Commercial, industrial and other Illinois/Wisconsin Leasing Nationwide Franchise Lending Multi-State Commercial real estate Construction and development Illinois/Wisconsin Non-construction Illinois/Wisconsin Home equity Illinois/Wisconsin Residential Real Estate Illinois/Wisconsin Premium finance receivables Commercial insurance loans Nationwide and Canada Life insurance loans Nationwide Consumer and other Illinois/Wisconsin 1Geographic Diversification: relevant business location utilized, which can mean the following locations: collateral location, customer business location, customer home address and customer billing address Key Observations • Primarily focused in the Midwest with a presence in Western and Southern U.S. markets. • National niche lending businesses create a diversified loan portfolio. States/Jurisdictions that individually comprise less than 1% of the Total Loan Portfolio1 2% 9% 6% 36% 2% 2% 5% 2% 5% NP - Puerto Rico NP - Virgin Islands 1% 1% 1% 2% 2% 2% 5% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% Loan Portfolio Highly diversified portfolio across U.S. • With the recent tragic events of Hurricane Ian we are closely monitoring our loan portfolios with exposure in Florida. During our risk assessment we focused on counties that FEMA identified as critically impacted. Our exposure in counties classified as severely impacted by the damage of Hurricane Ian is approximately 1% of our total loans. • As of this release date, delinquencies and deferrals remain stable. We will continue to monitor the developing situation in Florida. We believe that a portion of any potential losses will be mitigated by Insurance, Federal, State, and County Relief Programs. • P&C Premium Finance loans in the State of Florida made prior to 9/28/22 are subject to an Emergency Order which impacts the ability to act on collateral as needed for 45 days. This is not anticipated to impact results given our experience through similar such orders and events (Irma, Katrina, Sandy, etc.). • With the recent tragic events of Hurricane Ian we are closely monitoring our loan portfolios with exposure in Florida. During our risk assessment we focused on counties that FEMA ide tified as critically impacted. Our Exposure in counties classified as severely impacted by the damage of Hurricane Ian are as follows: ◦ Residential: 56% of Total Florida Mortgage Loans ◦ Specialty Finance Portfolio: 40% of Total Florida Equipment Leases • As of this release date, delinquencies and deferrals remain stable. We will continue to monitor the developing situation in Florida.We believe that a portion of any potential losses will be offset by Insurance, Federal, State, and County Relief Programs. PENDING Total Loan Portfolio Primary Geographic Region Commercial: Commercial, industrial and other Illinois/Wisconsin Leasing Nationwide Franchise Lending Nationwide Commercial real estate Construction and development Illinois/Wisconsin Non-construction Illinois/Wisconsin Home equity Illinois/Wisconsin Residential Real Estate Illinois/Wisconsin Premium finance receivables Commercial insurance loans Nationwide and Canada Life insurance loans Nationwide Consumer and other Illinois/Wisconsin 1%

24 Glossary Abbreviation Definition AFS Available For Sale BOLI Bank Owned Life Insurance BP Basis Point BV Book Value per Common Share CBD Central Business District CDEC Chicago Deferred Exchange Company CECL Current Expected Credit Losses CET1 Ratio Common Equity Tier 1 Capital Ratio CRE Commercial Real Estate DDA Demand Deposit Account Diluted EPS Net Income per Common Share - Diluted FDIC Federal Deposit Insurance Corporation FY Full Year FHLB Federal Home Loan Bank GAAP Generally Accepted Accounting Principles HTM Held to Maturity Interest Bearing Cash Total Interest-Bearing Deposits with Banks, Securities Purchased under Resale Agreements and Cash Equivalents MSR Mortgage Servicing Right NCO Net Charge Off NII Net Interest Income NIM Net Interest Margin Non-GAAP For non-GAAP metrics, see the reconciliation in the Appendix NP Not Pictured NPL Non-Performing Loan PPP Paycheck Protection Program PTPP Pre-Tax, Pre-Provision Income ROA Return on Assets ROE Return on Average Common Equity ROTCE Return on Average Tangible Common Equity RWA Risk-Weighted Asset SOFR Secured Overnight Financing Rate TBV Tangible Book Value per Common Share

Non-GAAP Reconciliation

WINTRUST

Reconciliation of non-GAAP Net Interest Margin and Efficiency Ratio ($ in Thousands):	Three Months Ended March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
(A) Interest Income (GAAP)	$ 639,690	$ 580,745	$ 466,478	$ 371,968	$ 328,252
Taxable-equivalent adjustment:					
- Loans	1,872	1,594	1,030	568	427
- Liquidity Management Assets	551	538	502	472	465
- Other Earning Assets	4	1	1	1	2
(B) Interest Income (non-GAAP)	$ 642,117	$ 582,878	$ 468,011	$ 373,009	$ 329,146
(C) Interest Expense (GAAP)	$ 181,695	$ 123,929	$ 65,030	$ 34,164	$ 28,958
(D) Net Interest Income (GAAP) (A minus C)	$ 457,995	$ 456,816	$ 401,448	$ 337,804	$ 299,294
(E) Net Interest Income (non-GAAP) (B minus C)	$ 460,422	$ 458,949	$ 402,981	$ 338,845	$ 300,188
Net interest margin (GAAP)	**3.81%**	**3.71%**	**3.34%**	**2.92%**	**2.60%**
Net interest margin, fully taxable-equivalent (non-GAAP)	**3.83%**	**3.73%**	**3.35%**	**2.93%**	**2.61%**
(F) Non-interest income	$ 107,769	$ 93,839	$ 101,482	$ 102,942	$ 162,790
(G) Gains (losses) on investment securities, net	1,398	(6,745)	(3,103)	(7,797)	(2,782)
(H) Non-interest expense	299,169	307,836	296,469	288,668	284,298
Efficiency ratio (H/(D+F-G))	**53.01%**	**55.23%**	**58.59%**	**64.36%**	**61.16%**
Efficiency ratio (non-GAAP) (H/(E+F-G))	**52.78%**	**55.02%**	**58.41%**	**64.21%**	**61.04%**
Reconciliation of non-GAAP Pre-Tax, Pre-Provision Income, Adjusted for Changes in Fair Value of MSRs, net of economic hedge and Early Buy-out Loans Guaranteed by U.S. government agencies: ($ in Thousands):					
Income before taxes	$ 243,550	$ 195,173	$ 200,041	$ 131,661	$ 173,680
Add: Provision for credit losses	$ 23,045	$ 47,646	$ 6,420	$ 20,417	$ 4,106
Pre-tax income, excluding provision for credit losses (non-GAAP)	**$ 266,595**	**$ 242,819**	**$ 206,461**	**$ 152,078**	**$ 177,786**
Less: Changes in fair value of MSRs, net of economic hedge and early buy-out loans guaranteed by U.S. government agencies	$ 3,047	$ 702	$ 2,472	$ (445)	$ (43,365)
Pre-tax income, excluding provision for credit losses, adjusted for changes in fair value of MSRs, net of economic hedge and early buy-out loans guaranteed by U.S. government agencies (non-GAAP)	**$ 269,642**	**$ 243,521**	**$ 208,933**	**$ 151,633**	**$ 134,421**

The accounting and reporting policies of Wintrust conform to generally accepted accounting principles ("GAAP") in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures and ratios are used by management to evaluate and measure the Company's performance. Management believes that these measures and ratios provide users of the Company's financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company's operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently.

25

26 Three Months Ended Reconciliation of non-GAAP Tangible Common Equity ($'s and Shares in Thousands): March 31, December 31, September 30, June 30, March 31, 2023 2022 2022 2022 2022 Total shareholders’ equity (GAAP) $ 5,015,506 $ 4,796,838 $ 4,637,980 $ 4,727,623 $ 4,492,256 Less: Non-convertible preferred stock (GAAP) (412,500) (412,500) (412,500) (412,500) (412,500) Less: Intangible assets (GAAP) (674,538) (675,710) (676,699) (679,827) (682,101) (I) Total tangible common shareholders’ equity (non-GAAP) $ 3,928,468 $ 3,708,628 $ 3,548,781 $ 3,635,296 $ 3,397,655 (J) Total assets (GAAP) 52,873,511 52,949,649 52,382,939 50,969,332 50,250,661 Less: Intangible assets (GAAP) (674,538) (675,710) (676,699) (679,827) (682,101) (K) Total tangible assets (non-GAAP) $ 52,198,973 $ 52,273,939 $ 51,706,240 $ 50,289,505 $ 49,568,560 Common equity to assets ratio (GAAP) (L/J) 8.7% 8.3% 8.1% 8.5% 8.1 % Tangible common equity ratio (non-GAAP) (I/K) 7.5% 7.1% 6.9% 7.2% 6.9 % Reconciliation of non-GAAP Tangible Book Value per Common Share ($'s and Shares in Thousands): Total shareholders’ equity $ 5,015,506 $ 4,796,838 $ 4,637,980 $ 4,727,623 $ 4,492,256 Less: Preferred stock (412,500) (412,500) (412,500) (412,500) (412,500) (L) Total common equity $ 4,603,006 $ 4,384,338 $ 4,225,480 $ 4,315,123 $ 4,079,756 (M) Actual common shares outstanding 61,176 60,794 60,743 60,722 57,253 Book value per common share (L/M) $75.24 $72.12 $69.56 $71.06 $71.26 Tangible book value per common share (non-GAAP) (I/M) $64.22 $61.00 $58.42 $59.87 $59.34 Non-GAAP Reconciliation Reconciliation of Non-GAAP Pre-Tax, Pre-Provision Income ($ in Thousands): Income before taxes $ 243,550 $ 195,173 $ 200,041 $ 131,661 $ 173,680 $ 243,550 $ 173,680 Add: Provision for credit losses 23,045 47,646 6,420 20,417 4,106 23,045 4,106 Pre-tax income, excluding provision for credit losses (non-GAAP) $ 266,595 $ 242,819 $ 206,461 $ 152,078 $ 177,786 $ 266,595 $ 177,786 Reconciliation of Non-GAAP Return on Average Tangible Common Equity: ($'s and Shares in Thousands): March 31, December 31, September 30, June 30, March 31, 2023 2022 2022 2022 2022 (N) Net income applicable to common shares $ 173,207 $ 137,826 $ 1,492 $ 1,579 $ 120,400 Add: Intangible asset amortization 1,235 1,436 $ (425) $ (445) 1,609 Less: Tax effect of intangible asset amortization (321) (370) 1067000 1,134 (430) After-tax intangible asset amortization $ 914 $ 1,066 137,037 88,656 $ 1,179 (O) Tangible net income applicable to common shares (non-GAAP) $ 174,121 $ 138,892 $ 4,795,387 $ 4,526,110 $ 121,579 Total average shareholders’ equity $ 4,895,271 $ 4,710,856 $ (412,500) $ (412,500) $ 4,500,460 Less: Average preferred stock (412,500) (412,500) 4,382,887 4,113,610 (412,500) (P) Total average common shareholders’ equity $ 4,482,771 $ 4,298,356 $ (678,953) $ (681,091) $ 4,087,960 Less: Average intangible assets (675,247) (676,371) 3,703,934 3,432,519 (682,603) (Q) Total average tangible common shareholders’ equity (non-GAAP) $ 3,807,524 $ 3,621,985 $0.12 $0.09 $ 3,405,357 Return on average common equity, annualized (N/P) 15.67% 12.72% 11.94 % Return on average tangible common equity, annualized (non-GAAP) (O/Q) 0.1854636737388 63 Three Months Ended Reconciliation of non-GAAP Return on Average Tangible Common Equity ($ in Thousands): March 31, December 31, September 30, June 30, March 31, 2023 2022 2022 2022 2022 (N) Net income applicable to common shares $ 173,207 $ 137,826 $ 135,970 $ 87,522 $ 120,400 Add: Intangible asset amortization $ 1,235 $ 1,436 $ 1,492 $ 1,579 1609000 Less: Tax effect of intangible asset amortization $ (321) $ (370) $ (425) $ (445) (430) After-tax intangible asset amortization $ 914 $ 1,066 $ 1,067 $ 1,134 1,179 (O) Tangible net income applicable to common shares (non-GAAP) $ 174,121 $ 138,892 $ 137,037 $ 88,656 121,579 Total average shareholders’ equity $ 4,895,271 $ 4,710,856 $ 4,795,387 $ 4,526,110 $ 4,500,460 Less: Average preferred stock $ (412,500) $ (412,500) $ (412,500) $ (412,500) $ (412,500) (P) Total average common shareholders’ equity $ 4,482,771 $ 4,298,356 $ 4,382,887 $ 4,113,610 $ 4,087,960 Less: Average intangible assets $ (675,247) $ (676,371) $ (678,953) $ (681,091) $ (682,603) (Q) Total average tangible common shareholders’ equity (non-GAAP) $3,807,524 $3,621,985 $3,703,934 $3,432,519 $3,405,357 Return on average common equity, annualized (N/P) 15.67% 12.72% 12.31% 8.53% 11.94% Return on average tangible common equity, annualized (non-GAAP) (O/Q) 18.55 15.21 14.68 10.36 14.48 The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non- GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently.

27 Non-GAAP Reconciliation Reconciliation of Non-GAAP Pre-Tax, Pre-Provision Income ($ in Thousands): Income before taxes $ 243,550 $ 195,173 $ 200,041 $ 131,661 $ 173,680 $ 243,550 $ 173,680 Add: Provision for credit losses 23,045 47,646 6,420 20,417 4,106 23,045 4,106 Pre-tax income, excluding provision for credit losses (non-GAAP) $ 266,595 $ 242,819 $ 206,461 $ 152,078 $ 177,786 $ 266,595 $ 177,786 The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non- GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently. Three Months Ended Reconciliation of non-GAAP Return on Average Tangible Common Equity ($ in Thousands): March 31, December 31, September 30, June 30, March 31, 2023 2022 2022 2022 2022 (N) Net income applicable to common shares $ 173,207 $ 137,826 $ 135,970 $ 87,522 $ 120,400 Add: Intangible asset amortization $ 1,235 $ 1,436 $ 1,492 $ 1,579 1609000 Less: Tax effect of intangible asset amortization $ (321) $ (370) $ (425) $ (445) (430) After-tax intangible asset amortization $ 914 $ 1,066 $ 1,067 $ 1,134 1,179 (O) Tangible net income applicable to common shares (non-GAAP) $ 174,121 $ 138,892 $ 137,037 $ 88,656 $ 121,579 Total average shareholders’ equity $ 4,895,271 $ 4,710,856 $ 4,795,387 $ 4,526,110 $ 4,500,460 Less: Average preferred stock $ (412,500) $ (412,500) $ (412,500) $ (412,500) $ (412,500) (P) Total average common shareholders’ equity $ 4,482,771 $ 4,298,356 $ 4,382,887 $ 4,113,610 $ 4,087,960 Less: Average intangible assets $ (675,247) $ (676,371) $ (678,953) $ (681,091) $ (682,603) (Q) Total average tangible common shareholders’ equity (non-GAAP) $3,807,524 $3,621,985 $3,703,934 $3,432,519 $3,405,357 Return on average common equity, annualized (N/P) 15.67% 12.72% 12.31% 8.53% 11.94% Return on average tangible common equity, annualized (non-GAAP) (O/Q) 18.55 15.21 14.68 10.36 14.48